SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------

                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                  June 25, 2002
                                  -------------

                             FirstFed Bancorp, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                 ---------------
                 (State or other jurisdiction of incorporation)


      0-19609                                            63-1048648
-----------------------                       ----------------------------------
(Commission File No.)                         (IRS Employer Identification No.)


                         1630 4th Avenue North
                            Bessemer, Alabama            35020
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (205) 428-8472
                                ----------------
               (Registrant's telephone number including area code)

ITEM 4. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS

     On June 18, 2002, Firstfed Bancorp, Inc. ("FirstFed") determined not to renew the engagement of its independent accountants, Arthur Andersen LLP ("Andersen") and appointed KPMG LLP ("KPMG") as its new independent accountants, effective immediately. This determination followed FirstFed's decision to seek proposals from independent accountants to audit FirstFed's financial statements for the fiscal year ending December 31, 2002. The decision not to renew the engagement of Andersen and to retain KPMG, subject to KPMG's acceptance process, was approved by FirstFed's Board of Directors upon the recommendation of its Audit Committee. Andersen's report on FirstFed's 2001 financial statements was issued earlier in March, 2002, in conjunction with the filing of FirstFed's Annual Report on Form 10-KSB for the year ended December 31, 2001.

     During FirstFed's two mot recent fiscal years ended December 31, 2001, and the subsequent interim period through June 18, 2002, there were no disagreements between FirstFed and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement(s) in connection with its reports.

     The audit reports of Andersen on the consolidated financial statements of FirstFed and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. FirstFed provided Arthur Andersen LLP a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter dated June 25, 2002.


     During FirstFed's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through June 18, 2002, FirstFed did not consult with KPMG regarding any of the matters or events set forth in Item 304(a) (2) ( i) and (ii) of Regulation S-B.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             Exhibits

               16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:      June 25, 2002                   \s\ B. K. Goodwin, III
                                           -------------------------
                                           B. K. Goodwin, III,
                                           Chairman of the Board,
                                           Chief Executive Officer,
                                           and President

Date:      June 25, 2002                   \s\ Lynn J. Joyce
                                           Lynn J. Joyce,
                                           Chief Financial Officer,
                                           Executive Vice President,
                                           Secretary and Treasurer